UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

Aberdeen Global Income Fund, Inc. (FCO)
Annual Report
October 31, 2017
Auckland, New Zealand
Aberdeen Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2017 consisted of 17% net investment income and 83% return of capital.

In January 2018, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2017 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2017. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the fiscal year ended October 31, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	9.6%
Market Price*	16.7%

*	assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end. For more information about Fund performance please see page 4 Report from Investment Manager.

NAV, Share Price and Discount

	NAV	Price	Discount
10/31/2016	$9.22	$8.46	8.2%
10/31/2017	$9.17	$8.96	2.3%
% Change	-0.5%	5.9%

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective March 15, 2017, Lin-Jing Leong replaced Victor Rodriguez as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Nick Bishop, Kenneth Akintewe, Steven Logan and Adam McCabe. Ms. Leong is an investment manager on the Asian local rates and currency team. She joined Aberdeen Asset Management Asia Limited in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in investing in the Asian local current bond market.

Credit Quality

As of October 31, 2017, 17.4% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by multiple rating agencies.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2017 totaled $0.84 per share. Based on the share price of $8.96 on October 31, 2017, the distribution rate over the twelve-month period ended October 31, 2017 was 9.4%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2017 and December 11, 2017, the Fund announced that it will pay on November 29, 2017 and January 8, 2018, respectively, a distribution of $0.07 per share to all shareholders of record as of November 21, 2017 and December 29, 2017, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

During the fiscal year ended October 31, 2017, the Fund sold all the AUD denominated securities held in the Australian QBU which resulted in the liquidation of the Australian QBU and the termination of the QBU structure of the Fund. Due to the liquidation of the final QBU of the Fund, the Fund generated foreign currency losses which reduced the taxable income available to support the monthly distributions. Ultimately, the Fund designated the monthly distributions as 83% return of capital. Shareholders will receive a Form 1099 in early 2018 with the final characterization of the distributions over the calendar year 2017 for tax return purposes. Additionally, a portion of the currency losses realized were deferred and will be incorporated into the distribution characterization for the fiscal year ended October 31, 2018.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 19,539 and 100,430 shares, respectively.

Revolving Credit Facility

The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

The outstanding balance on the loan as of October 31, 2017 was $31,500,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser, investment sub-adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (the “Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment management, investment advisory, investment sub-advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also has remained the same following the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

For your convenience, included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic Review

Global fixed-income markets saw mixed performance over the 12-month period ended October 31, 2017. Donald Trump’s win in the November 2016 U.S. presidential election fueled expectations of increased fiscal spending and rising inflation, which halted the global bond market rally. Towards the end of the reporting period, bond yields rose again as major global central banks edged closer towards ending the era of accommodative monetary policy. Notably, both the U.S. Federal Reserve (Fed) and European Central Bank decided to start unwinding their quantitative-easing programs. Meanwhile, North Korea enflamed geopolitical tensions and market anxiety with its missile tests. Against this backdrop, high-yielding emerging-market bonds outperformed versus their developed-market counterparts. G101 currencies were mostly firmer against the U.S. dollar, while those in emerging markets ended with mixed performance.

Australian government bond yields rose over the reporting period as benign inflation scuttled talks of policy rate hikes. The domestic economy appeared robust, while improving Chinese economic growth data also bolstered the prospects of Australian commodities exporters, which were positioned to benefit from increased demand. New Zealand yields also trended higher despite the central bank’s rate cut early in the reporting period. The New Zealand dollar declined sharply against the U.S. dollar, pressured by the new government’s plans to reform the mandate of the central bank to possibly include employment alongside inflation targeting, cut immigration and ban foreigners from buying existing property, a sector that had been a key growth driver over the past several years.

In Asian local-currency bonds, Indonesia was among the strongest regional performers, buoyed by policy rate cuts and ongoing reforms that prompted Standard & Poor’s to restore the country’s investment-grade rating.2 Government reform momentum also lifted Sri Lankan bonds. In India, the government’s demonetization3 led to vast amounts of bank deposits being channeled into domestic bonds, while the nationwide Goods and Services Tax was finally implemented. However, market gains were later pared by concerns that the government’s bank rescue plan could increase the fiscal deficit. Malaysian bond yields were boosted by easier trading rules for government securities, although rising inflationary pressures capped total returns. Conversely, Singapore bonds tracked U.S. Treasury yields higher. Philippine bonds weakened as expectations of a rate hike persisted amid rising inflation.

In other emerging markets, Brazilian bond yields fell as the central bank cut its benchmark interest rate. The inflation outlook remains benign, but it is unclear if the easing cycle will continue as second-quarter 2017 gross domestic product (GDP) growth rebounded. Bond yields in Russia declined as investor sentiment benefited from higher oil prices and the central bank’s rate cut amid falling inflationary pressures. However, Mexican bond yields rose in line with higher policy rates, while investor sentiment was further depressed by fractious North American Free Trade Agreement (NAFTA) negotiations with the U.S. Turkish bond yields also moved higher as the central bank maintained a tight policy stance and constitutional changes granting more power to the president eroded market confidence.

Global high-income bonds outside of emerging markets performed well over the reporting period, supported by economic recovery both in the U.S. and Europe. Defaults also appeared to be falling, particularly in the volatile commodity sector. While political headwinds persisted, particularly with the ongoing Brexit negotiations and political logjam in the U.S., market sentiment remained supported by a positive technical backdrop and accommodating credit conditions.

Fund Performance Review

The Fund outperformed its blended benchmark4 on a net asset value basis over the for the 12-month period ended October 31, 2017. Fund performance benefited from all strategies, led by those in emerging-market debt, Asian local-currency bonds, as well as Australia and New Zealand bonds; the strategy in global high-income debt was largely neutral.

[1]

The G10 nations, which consult and cooperate on economic, monetary and financial matters, include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.

[2]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[3]

Demonetization comprises the act of stripping specific denominations of a currency unit of their status as legal tender. The currency denominations are pulled from circulation and are replaced with new currency units.

[4]

The Fund’s blended benchmark comprises 10% Bank of America Merrill Lynch (BofA ML) All Maturity Australia Government Index; 25% Bank of America Merrill Lynch Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

In emerging-market debt, positive security selection in Brazil, Russia, Mexico and Indonesia was the key contributor to relative performance.

In Asian local-currency bonds, the main contributors to Fund performance were the overweight positions in Indian, Indonesian and Sri Lankan bonds. However, gains were pared by the underweight allocation to Malaysian bonds.

The Fund’s underweight to Australian bonds contributed to relative performance, but the position in the New Zealand dollar was a detractor.

Regarding the global high-income strategy, positive security selection in the high-yield oil and gas sector was the primary contributor to Fund performance for the reporting period, followed by security selection in high-yield financial credits. This was counterbalanced by the negative impact of security selection in high-yield industrial credits. The Fund’s use of derivatives, primarily for currency management, detracted slightly from relative performance due mainly to the short position in the Australian dollar, which ended slightly firmer against the U.S. dollar and euro as it rallied strongly over the reporting period.

Outlook

In early November 2017, the Bank of England raised interest rates for the first time in a decade and indicated the start of a gradual increase in borrowing costs, as monetary policymakers seek to prevent a sustained rise in inflation without choking economic recovery. Meanwhile, the Fed grew more vocal about unwinding its balance sheet. Bond markets currently appear to be taking the news in stride, but we will not be surprised if the sell-off gathers pace. We do not think that such moves to drain liquidity from the global financial system will go unnoticed as risks to the nascent global economic recovery persist. Specifically, we believe that global financial markets remain vulnerable to precarious political developments in the Korean Peninsula and the Middle East, the possibility of renewed volatility in commodity prices and potentially protectionist trade policies from the Trump administration in the U.S. While higher oil prices are generally positive for emerging markets, for parts of Asia, a continued rise could exert inflationary and balance-of-payments pressure, in our view.

Against this backdrop, we intend to maintain the Fund’s overweight versus its blended benchmark to high-yielding government bonds that are relatively insulated from external risks. We also retain our preference for countries with more robust balances of payments over their structurally weaker counterparts. In credit markets, valuations look expensive, so we intend to narrow our search to investment-

grade companies that we believe have strong balance sheets, healthy cash flows and good management.

Regarding the global high-income sector (excluding emerging markets), we believe the short-term outlook is positive as there remains a shortage of income-producing assets globally. President Trump could yet deliver tax cuts, which could boost risk appetite. While we think that valuations already discount this rosy outlook and offer little room for disappointment or increased volatility, we feel that current credit spreads overcompensate for the expected low level of defaults.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $60,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On October 25, 2017 the Fund entered $16,500,000 in notional value of a swap maturing October 25, 2027 to replace a $16,500,000 in notional value swap maturing November 1, 2017. As of October 31, 2017, the Fund held interest rate swap agreements with an aggregate notional amount of $31,500,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2017	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
84 months	Receive	$15.0	2.44%
120 months	Receive	$16.5	2.36%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2017. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	9.6%	2.3%	0.7%	4.7%
Market Price	16.7%	4.4%	-0.1%	5.4%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2017 was 2.78%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2017 was 2.77%. The net operating expense ratio, excluding interest expense and net of fee waivers, based on the fiscal year ended October 31, 2017 was 1.98%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2017, 17.4% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s or Fitch Ratings, Inc. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2017 compared to April 30, 2017 and October 31, 2016:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	D** %	NR*** %
October 31, 2017	5.3	9.3	2.8	13.3	19.8	33.5	8.5	0.0	7.5
April 30, 2017	5.6	10.0	2.1	11.9	21.1	31.0	7.9	0.0	10.4
October 31, 2016	18.2	17.2	0.4	8.5	18.7	20.2	6.0	0.1	10.7

**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2017, compared to April 30, 2017 and October 31, 2016:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2017	50.3	21.4	28.3
April 30, 2017	55.4	19.8	24.8
October 31, 2016	71.0	12.5	16.5

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of October 31, 2017, compared to April 30, 2017 and October 31, 2016:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2017	77.8	14.1	8.1
April 30, 2017	80.3	11.7	8.0
October 31, 2016	95.1	3.4	1.5

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2017, the average maturity of the Fund’s total investments was 8.4 years, compared with 8.6 years at April 30, 2017 and 7.8 years at October 31, 2016. The table below shows the maturity composition of the Fund’s investments as of October 31 2017, compared to April 30, 2017 and October 31, 2016:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2017	14.6	16.7	48.8	19.9
April 30, 2017	15.1	12.9	47.8	24.2
October 31, 2016	21.9	17.6	37.7	22.8

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2017 compared to April 30, 2017 and October 31, 2016:

	October 31, 2017	April 30, 2017	October 31, 2016
Australia
90 day Bank Bills	1.69%	1.75%	1.75%
10 yr bond	2.28%	2.22%	2.06%
currency USD per 1 AUD	$0.77	$0.75	$0.76
New Zealand
90 day Bank Bills	1.95%	1.99%	2.14%
10 yr bond	2.92%	3.04%	2.71%
currency USD per 1 NZD	$0.69	$0.69	$0.72
Malaysia
3-month T-Bills	3.00%	3.09%	2.62%
10 yr bond	3.90%	4.05%	3.60%
currency local per 1USD	~~R~~4.23	~~R~~4.34	~~R~~4.20
India
3-month T-Bills	6.10%	6.18%	6.37%
10 yr bond	6.86%	6.96%	6.79%
currency local per 1USD	₹64.77	₹64.33	₹66.79
Indonesia
3 months deposit rate	5.93%	6.19%	6.32%
10 yr bond	6.77%	7.01%	7.21%
currency local per 1USD	Rp13562.50	Rp13329.00	Rp13048.00
Russia
Zero Cpn 3m	7.63%	8.58%	9.62%
10 yr bond	7.60%	7.61%	8.58%
currency local per 1USD	~~P~~58.35	~~P~~56.99	~~P~~63.29
Yankee Bonds
Mexico	3.64%	3.67%	3.40%
Indonesia	3.22%	3.53%	3.36%
Argentina	5.59%	6.08%	n/a
Romania	3.08%	3.36%	2.96%

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—69.3%
ARGENTINA—0.2%
USD	150	Genneia SA, 8.75%, 01/20/2020 (a)(b)	$166,414
AUSTRALIA—0.1%
USD	52	FMG Resources August 2006 Pty Ltd., 4.75%, 02/15/2022 (a)(b)	53,040
AZERBAIJAN—0.5%
USD	371	Southern Gas Corridor CJSC, 6.88%, 03/24/2026 (b)(c)	419,245
BANGLADESH—0.3%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 12/03/2017 (a)(b)	208,380
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019 (a)(b)	239,925
BELGIUM—0.2%
EUR	120	KBC Group NV, 5.63%, 03/19/2019 (a)(b)(d)(e)	147,295
BRAZIL—2.5%
USD	440	GTL Trade Finance, Inc., 7.25%, 10/16/2043 (a)(b)	482,768
USD	130	JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 06/15/2020 (a)(b)	126,100
USD	420	OAS Finance Ltd., 8.88%, 04/25/2018 (a)(b)(d)(f)(g)	31,500
USD	1,270	Petrobras Global Finance BV, 6.00%, 01/27/2028 (b)	1,285,875
USD	88	QGOG Atlantic / Alaskan Rigs Ltd., 5.25%, 11/30/2017 (a)(b)(h)	86,756
			2,012,999
CANADA—1.7%
USD	411	Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2020 (a)(b)	436,687
USD	164	GFL Environmental, Inc., 5.63%, 05/01/2019 (a)(b)	170,150
USD	209	MEG Energy Corp., 6.38%, 12/01/2017 (a)(b)	191,235
USD	54	MEG Energy Corp., 6.50%, 01/15/2020 (a)(b)	53,730
USD	145	MEG Energy Corp., 7.00%, 09/30/2018 (a)(b)	131,587
USD	144	Taseko Mines Ltd., 8.75%, 06/15/2019 (a)(b)	146,160
USD	85	Teine Energy Ltd., 6.88%, 12/01/2017 (a)(b)	86,913
USD	146	Telesat Canada / Telesat LLC, 8.88%, 11/15/2019 (a)(b)	163,520
			1,379,982
CHINA—2.9%
USD	200	361 Degrees International Ltd., 7.25%, 06/03/2019 (a)(b)	213,953
USD	200	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (b)	205,496
USD	200	Future Land Development Holdings Ltd., 5.00%, 02/16/2020 (b)	202,240
USD	200	FUXIANG Investment Management Ltd., 3.63%, 11/30/2019 (b)	201,213
USD	200	Proven Honour Capital Ltd., 4.13%, 05/06/2026 (b)	207,444
USD	330	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (b)	329,721
USD	330	Sinopec Group Overseas Development 2017 Ltd., 3.00%, 04/12/2022 (b)	333,376
USD	200	Tencent Holdings Ltd., 3.80%, 02/11/2025 (b)	209,804
USD	200	Wanda Properties Overseas Ltd., 4.88%, 11/21/2018 (b)	197,992
USD	200	Yestar Healthcare Holdings Co, Ltd., 6.90%, 09/15/2019 (a)(b)	209,244
			2,310,483
COLOMBIA—0.5%
USD	155	Banco GNB Sudameris SA, 6.50%, 04/03/2022 (a)(b)	160,998
USD	275	Bancolombia SA, 4.88%, 10/18/2022 (a)	275,344
			436,342

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—(continued)
EL SALVADOR—0.3%
USD	232	Grupo Unicomer Co. Ltd., 7.88%, 04/01/2021 (a)(b)	$252,880
FRANCE—1.7%
EUR	100	La Financiere Atalian SAS, 4.00%, 05/15/2020 (a)(b)	122,309
EUR	270	Novafives SAS, 4.50%, 11/10/2017 (a)(b)	320,025
USD	515	SFR Group SA, 6.00%, 12/01/2017 (a)(b)	536,887
USD	350	SPCM SA, 4.88%, 09/15/2020 (a)(b)	359,625
			1,338,846
GEORGIA—1.1%
USD	200	BGEO Group JSC, 6.00%, 07/26/2023 (b)	205,532
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021 (b)	267,500
USD	400	Georgian Railway JSC, 7.75%, 07/11/2022 (b)	446,508
			919,540
GERMANY—0.2%
EUR	117	Senvion Holding GmbH, 3.88%, 05/01/2019 (a)	139,696
GUATEMALA—0.3%
USD	200	Comcel Trust via Comunicaciones Celulares SA, 6.88%, 02/06/2019 (a)	211,000
HONDURAS—0.3%
USD	220	Inversiones Atlantida SA, 8.25%, 07/28/2020 (a)(b)	228,800
HONG KONG—0.5%
USD	200	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (b)	194,175
USD	210	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(b)	231,260
			425,435
INDIA—5.0%
INR	50,000	Adani Transmission Ltd., 10.25%, 04/15/2021	821,821
INR	50,000	Axis Bank Ltd., 7.60%, 10/20/2023	770,994
USD	200	GCX Ltd., 7.00%, 11/30/2017 (a)(b)	168,988
INR	50,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	792,307
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	794,142
USD	200	Neerg Energy Ltd., 6.00%, 02/13/2020 (a)(b)	206,657
USD	200	UPL Corp. Ltd., 3.25%, 10/13/2021 (b)	200,165
USD	216	Vedanta Resources PLC, 6.13%, 08/09/2021 (a)(b)	220,374
			3,975,448
INDONESIA—1.0%
USD	200	Indika Energy Capital II Pte Ltd., 6.88%, 04/10/2020 (a)(b)	208,485
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (b)	390,811
USD	200	TBG Global Pte Ltd., 5.25%, 02/10/2019 (a)(b)	205,605
			804,901
ITALY—0.8%
USD	440	Wind Acquisition Finance SA, 7.38%, 12/01/2017 (a)(b)	457,072
USD	200	Wind Tre SpA, 5.00%, 11/03/2020 (a)(b)	201,298
			658,370

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—(continued)
KAZAKHSTAN—1.0%
USD	200	KazMunayGas National Co. JSC, 7.00%, 05/05/2020 (b)	$218,134
USD	320	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2019 (a)(b)	332,960
USD	216	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026 (b)(h)	212,395
			763,489
KUWAIT—0.2%
USD	200	Equate Petrochemical BV, 3.00%, 03/03/2022 (b)	197,800
LUXEMBOURG—2.3%
USD	425	Altice Financing SA, 7.50%, 05/15/2021 (a)	465,906
EUR	275	Altice Luxembourg SA, 7.25%, 11/30/2017 (a)(b)	341,156
EUR	340	ARD Finance SA, 6.63%, 09/15/2019 (a)	425,598
EUR	275	DEA Finance SA, 7.50%, 04/15/2019 (a)(b)	355,170
EUR	120	INEOS Group Holdings SA, 5.38%, 08/01/2019 (a)(b)	151,489
EUR	100	Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019 (a)(b)	117,305
			1,856,624
MALAYSIA—1.0%
MYR	500	Cagamas Bhd, 4.45%, 11/25/2020	119,668
USD	200	Gohl Capital Ltd., 4.25%, 01/24/2027 (b)	207,686
MYR	200	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	47,670
USD	200	RHB Bank Bhd, 2.50%, 10/06/2021 (b)	197,918
USD	200	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (b)	195,765
			768,707
MEXICO—2.2%
USD	250	Alfa SAB de CV, 6.88%, 09/25/2043 (a)(b)	273,437
USD	200	Cemex SAB de CV, 7.75%, 04/16/2021 (a)(b)	226,520
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	394,875
USD	280	Petroleos Mexicanos, 6.63%, 06/15/2035	295,680
USD	130	Petroleos Mexicanos, 6.63%, 06/15/2038	133,445
USD	159	Petroleos Mexicanos, 6.88%, 08/04/2026	178,637
USD	250	Unifin Financiera SAB de CV SOFOM ENR, 7.25%, 09/27/2020 (a)(b)	261,875
			1,764,469
NETHERLANDS—0.8%
USD	214	Metinvest BV, 9.37%, 12/31/2021 (b)(h)	222,074
USD	410	Ziggo Secured Finance BV, 5.50%, 01/15/2022 (a)(b)	418,200
			640,274
NIGERIA—1.1%
USD	210	Access Bank PLC, 10.50%, 10/19/2021 (b)	237,346
USD	200	IHS Netherlands Holdco BV, 9.50%, 10/27/2018 (a)(b)	212,459
USD	210	United Bank for Africa PLC, 7.75%, 06/08/2022 (b)	213,377
USD	200	Zenith Bank PLC, 7.38%, 05/30/2022 (b)	207,476
			870,658
PARAGUAY—0.3%
USD	250	Banco Regional SAECA, 8.13%, 01/24/2019 (b)	263,125
RUSSIA—1.9%
USD	240	Credit Bank of Moscow Via CBOM Finance PLC, 7.50%, 10/05/2022 (a)(b)	222,332
USD	301	Evraz Group SA, 5.38%, 03/20/2023 (b)	310,873

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—(continued)
RUSSIA—(continued)
USD	300	Gazprom OAO Via Gaz Capital SA, 6.00%, 01/23/2021 (b)	$322,556
USD	200	GTH Finance BV, 7.25%, 01/26/2023 (a)(b)	226,468
USD	380	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (b)	432,086
			1,514,315
SINGAPORE—0.8%
USD	200	DBS Group Holdings Ltd., 3.60%, 09/07/2021 (a)(b)(d)	200,691
USD	200	Parkway Pantai Ltd., 4.25%, 07/27/2022 (a)(b)(d)	203,640
USD	200	United Overseas Bank Ltd., 3.50%, 09/16/2021 (a)	203,589
			607,920
SLOVENIA—0.1%
EUR	100	United Group BV, 4.38%, 07/01/2019 (a)(b)	122,310
SPAIN—0.7%
EUR	100	Codere Finance 2 Luxembourg SA,, 6.75%, 10/31/2018 (a)(b)	121,731
EUR	100	Codere Finance 2 Luxembourg SA, REGS, 6.75%, 10/31/2018 (a)(b)	121,731
EUR	290	Obrascon Huarte Lain SA, 4.75%, 03/15/2018 (a)(b)	335,020
			578,482
SUPRANATIONAL—0.4%
INR	23,400	International Bank for Reconstruction & Development, 6.38%, 08/07/2018	362,695
SWITZERLAND—0.1%
EUR	100	Selecta Group BV, 6.50%, 11/30/2017 (a)(b)	118,675
THAILAND—0.5%
USD	200	PTT Global Chemical PCL, 4.25%, 09/19/2022 (b)	211,328
USD	200	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (b)	218,709
			430,037
TURKEY—1.6%
USD	600	Hazine Mustesarligi Varlik Kiralama AS, 5.00%, 04/06/2023 (b)	610,935
USD	220	Odea Bank AS, 7.63%, 08/01/2022 (a)(b)	209,110
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022 (b)	205,806
USD	250	Yasar Holding AS, 8.88%, 12/01/2017 (a)	259,530
			1,285,381
UKRAINE—0.3%
USD	210	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022 (b)(h)	226,817
UNITED ARAB EMIRATES—0.3%
USD	200	MAF Global Securities Ltd., 5.50%, 09/07/2022 (a)(b)(d)	206,364
UNITED KINGDOM—3.9%
EUR	200	Barclays PLC, 6.50%, 09/15/2019 (a)(d)	250,459
GBP	110	Cabot Financial Luxembourg SA, 6.50%, 11/30/2017 (a)(b)	150,845
EUR	130	Corral Petroleum Holdings AB, 11.75%, 05/15/2019 (a)	171,398
GBP	110	CYBG PLC, 5.00%, 02/08/2021 (a)(b)(e)	153,514
GBP	200	CYBG PLC, 8.00%, 12/08/2022 (a)(b)(d)(e)	280,771
USD	200	HSBC Holdings PLC, 6.38%, 09/17/2024 (a)(d)	217,250
USD	465	Inmarsat Finance PLC, 4.88%, 12/01/2017 (a)(b)	474,393

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—(continued)
UNITED KINGDOM—(continued)
GBP	100	Lloyds Bank PLC, 13.00%, 01/21/2029 (a)(d)(e)	$248,893
GBP	125	Matalan Finance PLC, 6.88%, 11/10/2017 (a)(b)	167,781
GBP	115	New Look Secured Issuer PLC, 6.50%, 06/24/2018 (a)(b)	92,024
GBP	185	Paragon Banking Group PLC (The), 7.25%, 09/09/2021 (a)(b)(e)	265,166
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025 (b)	235,534
GBP	100	Pizzaexpress Financing 2 PLC, 6.63%, 11/10/2017 (a)(b)	129,163
GBP	207	Virgin Media Secured Finance PLC, 5.50%, 01/15/2019 (a)(b)(h)	289,515
			3,126,706
UNITED STATES—28.7%
USD	256	Airxcel, Inc., 8.50%, 02/15/2019 (a)(b)	271,360
USD	262	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC, 6.63%, 06/15/2019 (a)	246,280
EUR	120	Alliance Data Systems Corp., 5.25%, 11/15/2018 (a)(b)	149,532
USD	123	Alliance Data Systems Corp., 5.88%, 11/01/2018 (a)(b)	127,305
USD	200	Altice US Finance I Corp., 5.38%, 07/15/2018 (a)(b)	208,500
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, 11/15/2019 (a)	272,802
USD	283	American Airlines 2013-2, Class B Pass Through Trust, 5.60%, 01/15/2022 (b)(h)	296,243
USD	380	American Axle & Manufacturing, Inc., 6.25%, 04/01/2020 (a)(b)	389,500
USD	100	AmeriGas Partners LP / AmeriGas Finance Corp., 5.88%, 05/20/2026 (a)	104,000
USD	66	Ascend Learning LLC, 6.88%, 08/01/2020 (a)(b)	69,135
USD	353	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 04/01/2018 (a)	357,412
USD	222	Azul Investments LLP, 5.88%, 10/26/2021 (a)(b)	221,223
USD	298	Bank of America Corp., 6.25%, 09/05/2024 (a)(d)(e)	331,897
USD	400	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.13%, 12/01/2017 (a)(b)	417,000
USD	240	Boyd Gaming Corp., 6.38%, 04/01/2021 (a)	263,400
USD	95	Callon Petroleum Co., 6.13%, 10/01/2019 (a)	98,800
USD	260	Calpine Corp., 5.75%, 10/15/2019 (a)	247,000
USD	217	Carrizo Oil & Gas, Inc., 6.25%, 04/15/2018 (a)	220,798
USD	525	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021 (a)(b)	548,887
USD	390	Cengage Learning, Inc., 9.50%, 06/15/2019 (a)(b)	351,487
USD	100	CenturyLink, Inc., 5.63%, 04/01/2020	104,250
USD	150	Cenveo Corp., 6.00%, 02/01/2019 (a)(b)	103,500
USD	92	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2020 (a)(b)	94,070
USD	374	Cheniere Corpus Christi Holdings LLC, 5.88%, 10/02/2024 (a)	404,855
USD	39	Cheniere Energy Partners LP, 5.25%, 10/01/2020 (a)(b)	40,170
USD	262	Citgo Holding, Inc., 10.75%, 02/15/2020 (b)	282,960
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021 (a)(b)	253,500
USD	279	Compass Minerals International, Inc., 4.88%, 05/15/2024 (a)(b)	275,164
USD	341	Continental Resources, Inc., 3.80%, 03/01/2024 (a)	331,196
USD	200	CSC Holdings LLC, 10.88%, 10/15/2020 (a)(b)	245,000
USD	313	CSVC Acquisition Corp., 7.75%, 06/15/2020 (a)(b)	305,175
USD	285	Dynegy, Inc., 7.63%, 11/01/2019 (a)	311,362
USD	71	Dynegy, Inc., 8.13%, 07/30/2020 (a)(b)	78,810
USD	320	EMI Music Publishing Group North America Holdings, Inc., 7.63%, 06/15/2019 (a)(b)	358,000
USD	290	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 07/15/2018 (a)(b)	234,900
USD	300	Equinix, Inc., 5.38%, 04/01/2018 (a)	309,750
USD	224	Frontier Communications Corp., 6.88%, 10/15/2024 (a)	166,531
USD	90	GCP Applied Technologies, Inc., 9.50%, 02/01/2019 (a)(b)	100,800
USD	401	Golden Nugget, Inc., 6.75%, 10/15/2019 (a)(b)	408,017
USD	345	Golden Nugget, Inc., 8.75%, 10/01/2020 (a)(b)	354,487
USD	322	Goldman Sachs Group, Inc. (The), 5.38%, 05/10/2020 (a)(d)(e)	334,075
USD	20	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2019 (a)(b)	21,750

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—(continued)
UNITED STATES—(continued)
USD	270	Hardwoods Acquisition, Inc., 7.50%, 12/01/2017 (a)(b)	$252,113
USD	299	HCA, Inc., 5.88%, 08/15/2025 (a)	314,324
USD	115	HCA, Inc., 7.50%, 02/15/2022	130,525
USD	301	HD Supply, Inc., 5.75%, 04/15/2019 (a)(b)	324,704
USD	137	Herc Rentals, Inc., 7.75%, 06/01/2019 (a)(b)	150,358
USD	170	Hertz Corp., 6.75%, 12/01/2017 (a)	170,531
USD	189	Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 04/01/2020 (a)(b)	193,489
USD	157	JC Penney Corp., Inc., 5.88%, 07/01/2019 (a)(b)	150,571
USD	180	JPMorgan Chase & Co., 4.63%, 11/01/2022 (a)(d)	178,385
USD	291	KB Home, 7.00%, 09/15/2021 (a)	328,102
USD	130	Kindred Healthcare, Inc., 8.75%, 01/15/2018 (a)	126,750
USD	185	Lennar Corp., 4.88%, 09/15/2023 (a)	195,638
USD	312	Level 3 Financing, Inc., 5.13%, 05/01/2018 (a)	319,410
USD	185	Level 3 Financing, Inc., 5.38%, 05/01/2020 (a)	193,325
USD	161	MGM Resorts International, 4.63%, 06/01/2026 (a)	161,000
USD	190	Morgan Stanley, 5.55%, 07/15/2020 (a)(d)(e)	199,500
USD	53	MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/2022 (a)	54,458
USD	170	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 12/01/2017 (a)	174,250
USD	305	NCR Corp., 6.38%, 12/15/2018 (a)	324,843
USD	110	Neiman Marcus Group Ltd., LLC, 8.00%, 12/01/2017 (a)(b)	64,900
USD	329	New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/2019 (a)(b)	356,142
USD	80	NRG Energy, Inc., 7.25%, 05/15/2021 (a)	86,700
USD	130	Oasis Petroleum, Inc., 6.50%, 12/01/2017 (a)	132,275
USD	310	Oasis Petroleum, Inc., 6.88%, 12/01/2017 (a)	315,425
USD	112	Park-Ohio Industries, Inc., 6.63%, 04/15/2022 (a)	121,520
USD	120	PBF Holding Co. LLC / PBF Finance Corp., 7.25%, 06/15/2020 (a)(b)	124,050
USD	46	Plastipak Holdings, Inc., 6.25%, 10/15/2020 (a)(b)	46,911
USD	322	Post Holdings, Inc., 5.00%, 08/15/2021 (a)(b)	323,610
USD	349	Rite Aid Corp., 6.13%, 04/01/2018 (a)(b)	324,570
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024 (a)	418,907
USD	200	Sable International Finance Ltd., 6.88%, 08/01/2018 (a)(b)	214,500
USD	195	Sanchez Energy Corp., 6.13%, 07/15/2018 (a)	162,825
USD	385	Scientific Games International, Inc., 7.00%, 01/01/2018 (a)(b)	407,137
USD	255	Sinclair Television Group, Inc., 5.63%, 08/01/2019 (a)(b)	258,825
USD	245	Springs Industries, Inc., 6.25%, 12/01/2017 (a)	252,350
USD	289	Sprint Corp., 7.88%, 09/15/2023	322,957
USD	120	Standard Industries, Inc., 5.38%, 11/15/2019 (a)(b)	126,588
USD	120	State Street Corp., 3-month LIBOR + 1.000%, 2.32%, 12/01/2017 (a)(i)	109,524
USD	304	Summit Materials LLC / Summit Materials Finance Corp, 6.13%, 07/15/2018 (a)	315,400
USD	2	Summit Materials LLC / Summit Materials Finance Corp., 5.13%, 06/01/2020 (a)(b)	2,025
USD	312	Sunoco LP / Sunoco Finance Corp., 6.25%, 04/15/2018 (a)	326,820
USD	360	T-Mobile USA, Inc., 6.00%, 04/15/2019 (a)	385,200
USD	119	Tenet Healthcare Corp., 4.63%, 07/15/2020 (a)(b)	117,066
USD	330	Tenet Healthcare Corp., 8.13%, 04/01/2022	331,650
USD	255	TerraForm Power Operating LLC, 6.38%, 02/01/2018 (a)(b)(j)	267,113
USD	85	TransDigm, Inc., 6.50%, 07/15/2019 (a)	87,763
USD	183	Ultra Resources, Inc., 6.88%, 04/15/2019 (a)(b)	184,830
USD	170	United Continental Holdings, Inc., 5.00%, 02/01/2024	172,550
USD	303	United Rentals North America, Inc., 5.50%, 07/15/2020 (a)	325,157
USD	245	Valeant Pharmaceuticals International, 6.38%, 12/01/2017 (a)(b)	243,469
USD	187	Valvoline, Inc., 5.50%, 07/15/2019 (a)(b)	198,220

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—(continued)
UNITED STATES—(continued)
USD	68	Warrior Met Coal, Inc., 8.00%, 11/01/2020 (a)(b)	$69,669
USD	445	Whiting Petroleum Corp., 5.00%, 12/15/2018 (a)	448,894
USD	213	WMG Acquisition Corp., 5.63%, 11/30/2017 (a)(b)	220,988
USD	120	WR Grace & Co-Conn, 5.13%, 10/01/2021 (b)	129,000
USD	305	XPO Logistics, Inc., 6.13%, 09/01/2019 (a)(b)	321,012
USD	340	Zayo Group LLC / Zayo Capital Inc, 6.38%, 05/15/2020 (a)	365,962
			22,935,663
VENEZUELA—0.4%
USD	1,050	Petroleos de Venezuela SA, 6.00%, 05/16/2024 (b)(h)	296,625
ZAMBIA—0.3%
USD	200	First Quantum Minerals Ltd., 7.25%, 10/01/2019 (a)(b)	211,500
		Total Corporate Bonds—69.3% (cost $54,545,633)	55,477,657
GOVERNMENT BONDS—63.6%
ARGENTINA—4.1%
ARS	8,580	Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 27.15%, 06/21/2020 (i)	528,580
ARS	3,300	Argentine Bonos del Tesoro, 16.00%, 10/17/2023	187,969
USD	324	Argentine Republic Government International Bond, 5.63%, 01/26/2022	340,200
USD	1,530	Argentine Republic Government International Bond, 6.88%, 01/26/2027	1,667,700
USD	323	Argentine Republic Government International Bond, 7.13%, 07/06/2036	347,387
USD	203	Argentine Republic Government International Bond, 8.28%, 12/31/2033 (h)	233,180
			3,305,016
ARMENIA—0.5%
USD	400	Republic of Armenia International Bond, 6.00%, 09/30/2020 (b)	421,080
AUSTRALIA—9.1%
AUD	3,500	Queensland Treasury Corp., 3.25%, 07/21/2028 (b)	2,679,241
AUD	5,200	Treasury Corp. of Victoria, 4.75%, 11/20/2030	4,597,547
			7,276,788
BAHRAIN—0.6%
USD	220	Bahrain Government International Bond, 7.00%, 01/26/2026 (b)	232,800
USD	200	Bahrain Government International Bond, 7.00%, 10/12/2028 (b)	205,512
			438,312
BRAZIL—2.0%
BRL	3,500	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2025	1,081,286
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	477,800
			1,559,086
COLOMBIA—0.5%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025 (a)	213,100
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	158,400
			371,500
COSTA RICA—0.3%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (b)	247,188

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS—(continued)
DOMINICAN REPUBLIC—2.4%
DOP	41,000	Dominican Republic Bond, 10.50%, 04/07/2023 (b)	$926,801
USD	210	Dominican Republic International Bond, 5.88%, 04/18/2024 (b)(h)	228,637
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026 (b)	114,283
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027 (b)(h)	646,600
			1,916,321
ECUADOR—2.0%
USD	200	Ecuador Government International Bond, 8.75%, 06/02/2023 (b)	209,800
USD	1,380	Ecuador Government International Bond, 8.88%, 10/23/2027 (b)	1,411,893
			1,621,693
EGYPT—1.4%
USD	200	Egypt Government International Bond, 6.13%, 01/31/2022 (b)	208,545
EGP	18,000	Egypt Treasury Bills, Zero Coupon, 05/29/2018	924,221
			1,132,766
EL SALVADOR—0.6%
USD	440	El Salvador Government International Bond, 7.65%, 06/15/2035 (b)	458,700
ETHIOPIA—0.6%
USD	500	Ethiopia International Bond, 6.63%, 12/11/2024 (b)	515,000
GHANA—0.9%
GHS	1,700	Ghana Government Bond, 21.50%, 03/09/2020	411,882
USD	250	Ghana Government International Bond, 8.13%, 01/18/2026 (b)(h)	271,250
			683,132
HONDURAS—0.5%
USD	330	Honduras Government International Bond, 7.50%, 03/15/2024 (b)(h)	374,550
INDONESIA—6.0%
USD	940	Indonesia Government International Bond, 4.13%, 01/15/2025 (b)	984,607
USD	800	Indonesia Government International Bond, 5.13%, 01/15/2045 (b)	887,737
IDR	8,000,000	Indonesia Treasury Bill, Zero Coupon, 11/09/2017	589,331
IDR	10,000,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	809,216
IDR	10,200,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	814,872
IDR	8,300,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	686,949
			4,772,712
IRAQ—0.6%
USD	330	Iraq International Bond, 5.80%, 12/17/2017 (a)(b)(h)	310,595
USD	200	Iraq International Bond, 6.75%, 03/09/2023 (b)	200,385
			510,980
KAZAKHSTAN—1.7%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (b)	537,031
USD	681	Kazakhstan Government International Bond, 6.50%, 07/21/2045 (b)	851,996
			1,389,027
LEBANON—0.8%
USD	660	Lebanon Government International Bond, 6.85%, 03/23/2027 (b)	642,650

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS—(continued)
MALAYSIA—1.5%
MYR	900	Malaysia Government Bond, 3.49%, 03/31/2020	$212,922
MYR	3,900	Malaysia Government Bond, 4.06%, 09/30/2024	926,944
MYR	375	Malaysia Government Bond, 4.74%, 03/15/2046	85,244
			1,225,110
MEXICO—0.5%
USD	400	Mexico Government International Bond, 3.50%, 01/21/2021	417,200
MONGOLIA—1.3%
USD	400	Mongolia Government International Bond, 4.13%, 01/05/2018 (b)	400,400
USD	200	Mongolia Government International Bond, 5.13%, 12/05/2022 (b)	198,760
USD	400	Mongolia Government International Bond, 5.63%, 05/01/2023 (b)	401,043
			1,000,203
NETHERLANDS—0.3%
USD	250	Mongolia (Government Of) Credit Linked Note, Zero Coupon, 07/23/2018 (g)(k)(l)	230,157
NEW ZEALAND—9.0%
NZD	3,800	New Zealand Government Bond, 4.50%, 04/15/2027 (b)	2,934,045
NZD	6,000	New Zealand Government Bond, 5.00%, 03/15/2019 (b)	4,277,497
			7,211,542
NIGERIA—0.3%
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032 (b)	219,696
PARAGUAY—0.3%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026 (b)	215,500
PERU—1.0%
PEN	805	Peru Government Bond, 6.15%, 08/12/2032 (b)	258,912
PEN	1,450	Peruvian Government International Bond, 6.95%, 08/12/2031 (b)	500,402
			759,314
PHILIPPINES—0.1%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	44,230
ROMANIA—1.7%
USD	1,260	Romanian Government International Bond, 4.88%, 01/22/2024 (b)	1,384,445
RUSSIA—2.8%
RUB	113,800	Russian Federal Bond—OFZ, 8.15%, 02/03/2027	2,033,494
USD	200	Russian Foreign Bond—Eurobond, 4.75%, 05/27/2026 (b)	211,112
			2,244,606
RWANDA—0.7%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023 (b)	363,150
USD	200	Rwanda International Government Bond,, 6.63%, 05/02/2023 (b)	207,515
			570,665
SENEGAL—0.7%
USD	200	Senegal Government International Bond, 6.25%, 05/23/2033 (b)(h)	206,730
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (b)	381,856
			588,586

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS—(continued)
SINGAPORE—0.9%
SGD	900	Singapore Government Bond, 3.38%, 09/01/2033	$739,068
SOUTH AFRICA—1.9%
USD	1,030	Republic of South Africa Government International Bond, 4.88%, 04/14/2026	1,023,803
USD	100	Republic of South Africa Government International Bond, 6.25%, 03/08/2041	104,908
ZAR	5,800	South Africa Government Bond, 8.00%, 01/31/2030	362,907
			1,491,618
SRI LANKA—2.3%
LKR	165,000	Sri Lanka Government Bond, 10.60%, 09/15/2019	1,088,560
LKR	15,000	Sri Lanka Government Bond, 10.75%, 01/15/2019	98,961
LKR	5,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	32,065
LKR	10,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	66,807
LKR	15,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	102,554
USD	440	Sri Lanka Government International Bond, 6.20%, 05/11/2027 (b)	467,609
			1,856,556
SURINAME—0.3%
USD	200	Republic of Suriname, 9.25%, 10/26/2026 (b)	216,750
TANZANIA—0.1%
USD	111	Tanzania Government International Bond, 6-month LIBOR + 6.000%, 7.45%, 03/09/2020 (b)(e)(h)(i)	116,387
TURKEY—0.7%
TRY	1,500	Turkey Government Bond, 10.40%, 03/20/2024	374,254
USD	210	Turkey Government International Bond, 6.00%, 03/25/2027	221,172
			595,426
UKRAINE—1.6%
USD	1,260	Ukraine Government International Bond, 7.75%, 09/01/2025 (b)	1,310,450
URUGUAY—0.8%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027 (h)	54,050
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036 (h)	206,225
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	233,887
UYU	4,021	Uruguay Government International Bond, 9.88%, 06/20/2022 (b)	146,711
			640,873
VENEZUELA—0.2%
USD	470	Venezuela Government International Bond, 9.25%, 05/07/2028 (b)	155,100
		Total Government Bonds—63.6% (cost $50,717,781)	50,869,983
SHORT-TERM INVESTMENT—2.7%
UNITED STATES—2.7%
USD	2,150,749	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96% (l)	$2,150,749
		Total Short-Term Investment—2.7% (cost $2,150,749)	2,150,749
		Total Investments—135.6% (cost $107,414,163)	108,498,389

		Liabilities in Excess of Other Assets—(35.6)%	(28,503,562)
		Net Assets—100.0%	$79,994,827

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Denotes a restricted security.
(c)	This security is government guaranteed.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(e)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f)	Security is in default.
(g)	Illiquid security.
(h)	Sinkable security.
(i)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2017.
(j)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(k)	Level 3 security. This security was fair valued by the Fund’s pricing committee as approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.

ARS—Argentine Peso
AUD—Australian Dollar
BRL—Brazilian Real
CNH—Chinese Yuan Renminbi Offshore
CNY—Chinese Yuan Renminbi
DOP—Dominican Peso
EGP—Egyptian Pound
EUR—Euro Currency
GBP—British Pound Sterling

GHS—Ghanaian Cedi
IDR—Indonesian Rupiah
INR—Indian Rupee
JPY—Japanese Yen
KRW—South Korean Won
LKR—Sri Lanka Rupee
MYR—Malaysian Ringgit
NZD—New Zealand Dollar
PEN—Peruvian Sol

PHP—Philippine Peso
RUB—New Russian Ruble
SGD—Singapore Dollar
THB—Thai Baht
TRY—Turkish Lira
USD—U.S. Dollar
UYU—Uruguayan Peso
ZAR—South African Rand

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:
Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
12/01/2017	Citibank	GBP14,000	USD18,523	$18,609	$86
12/01/2017	Royal Bank of Canada	GBP109,500	USD144,283	145,547	1,264
Chinese Yuan Renminbi/United States Dollar
11/03/2017	Goldman Sachs & Co.	CNY2,008,740	USD300,000	303,078	3,078
11/03/2017	UBS	CNY1,351,500	USD200,000	203,914	3,914
Chinese Yuan Renminbi Offshore/United States Dollar
11/03/2017	Goldman Sachs & Co.	CNH3,303,005	USD500,000	497,953	(2,047)
11/03/2017	UBS	CNH5,410,480	USD800,000	815,670	15,670
Euro/United States Dollar
11/10/2017	Barclays Bank plc	EUR10,000	USD11,756	11,653	(103)
11/10/2017	Citibank	EUR8,500	USD9,878	9,905	27
11/10/2017	UBS	EUR191,000	USD225,972	222,576	(3,396)
Indian Rupee/United States Dollar
11/03/2017	Standard Chartered Bank	INR22,498,000	USD350,000	347,307	(2,693)
Japanese Yen/United States Dollar
01/19/2018	HSBC Bank plc	JPY37,500,000	USD335,758	331,151	(4,607)
Philippine Peso/United States Dollar
12/22/2017	HSBC Bank plc	PHP65,192,500	USD1,250,000	1,259,150	9,150

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2017

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar/United States Dollar
12/08/2017	Goldman Sachs & Co.	SGD2,433,960	USD1,800,000	$1,786,431	$(13,569)
South African Rand/United States Dollar
01/10/2018	Citibank	ZAR5,531,000	USD401,617	386,667	(14,950)
South Korean Won/United States Dollar
01/05/2018	Goldman Sachs & Co.	KRW2,950,014,589	USD2,590,000	2,635,540	45,540
Thai Baht/United States Dollar
11/10/2017	UBS	THB60,570,000	USD1,800,000	1,823,546	23,546
				$10,798,697	$60,910

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/24/2017	HSBC Bank plc	USD938,193	AUD1,200,158	$918,329	$19,864
11/24/2017	UBS	USD749,361	AUD950,000	726,915	22,446
12/20/2017	HSBC Bank plc	USD2,858,067	AUD3,569,068	2,730,284	127,783
United States Dollar/British Pound
12/01/2017	Royal Bank of Canada	USD2,442,126	GBP1,886,000	2,506,858	(64,732)
United States Dollar/Chinese Yuan Renminbi Offshore
11/03/2017	UBS	USD900,000	CNH5,986,000	902,434	(2,434)
United States Dollar/Euro
11/10/2017	Royal Bank of Canada	USD3,475,523	EUR2,951,000	3,438,859	36,664
11/10/2017	UBS	USD251,627	EUR210,000	244,717	6,910
United States Dollar/Indian Rupee
11/03/2017	Standard Chartered Bank	USD350,000	INR22,866,375	352,994	(2,994)
United States Dollar/New Zealand Dollar
11/17/2017	UBS	USD2,700,000	NZD3,739,923	2,558,485	141,515
United States Dollar/South African Rand
01/10/2018	JPMorgan Chase Bank	USD394,862	ZAR5,531,000	386,667	8,195
United States Dollar/South Korean Won
01/05/2018	HSBC Bank plc	USD100,000	KRW112,657,000	100,648	(648)
				$14,867,190	$292,569

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2017, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counter- party	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Depreciation
USD	16,500,000	10/24/2027	Citibank	Receive	3-month LIBOR index	2.36%	$—	$(23,423)
USD	15,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	—	(363,494)
								(386,917)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2017

Assets
Investments, at value (cost $105,263,414)	$106,347,640
Short-term investments, at value (cost $2,150,749)	2,150,749
Foreign currency, at value (cost $3,491,440)	3,470,199
Cash at broker for interest rate swaps	1,389,264
Interest and dividends receivable	1,484,416
Due from broker	708,255
Unrealized appreciation on forward foreign currency exchange contracts	465,651
Prepaid expenses	33,140
Total assets	116,049,314

Liabilities
Bank loan payable (Note 7)	31,500,000
Due to custodian	2,541,685
Payable for investments purchased	1,657,417
Unrealized depreciation on forward foreign currency exchange contracts	112,172
Investment management fees payable (Note 3)	63,755
Interest payable on bank loan	58,238
Administration fees payable (Note 3)	12,261
Deferred foreign capital gains tax	7,579
Variation margin payable for centrally cleared interest rate swap contracts	5,774
Investor relations fees payable (Note 3)	680
Other accrued expenses	94,926
Total liabilities	36,054,487

Net Assets	$79,994,827

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,725
Paid-in capital in excess of par	82,537,012
Distributions in excess of net investment income	(3,241,747)
Net unrealized appreciation on investments and interest rate swaps	918,909
Accumulated net realized foreign exchange losses	(331,028)
Net unrealized foreign exchange and forward foreign currency contract gains	102,956
Net Assets	$79,994,827
Net asset value per share based on 8,724,789 shares issued and outstanding	$9.17

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2017

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $56,539)	$6,330,464
Other income	143
Total Investment Income	6,330,607

Expenses
Investment management fee (Note 3)	722,529
Director fees and expenses	244,500
Administration fee (Note 3)	138,948
Independent auditors fees and expenses	95,550
Reports to shareholders and proxy solicitation	72,138
Investor relations fees and expenses (Note 3)	67,993
Insurance expense	58,085
Legal fees and expenses	49,775
Custodian fees and expenses	44,384
Transfer agents fees and expenses	34,847
Bank loan fees and expenses	34,802
Miscellaneous	22,346
Total operating expenses, excluding interest expense	1,585,897
Interest expense (Note 7)	628,059
Total operating expenses before reimbursed/waived expenses	2,213,956
Less: Investor relations fee waiver (Note 3)	(8,161)
Net operating expenses	2,205,795

Net Investment Income	4,124,812

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $16,469 capital gains tax)	4,296,558
Interest rate swaps	(208,485)
Forward foreign currency exchange contracts	(373,788)
Foreign currency transactions	(2,398,718)
1,315,567

Net change in unrealized appreciation/(depreciation) on:
Investments (including $3,677 change in unrealized deferred capital gains tax)	(2,204,686)
Interest rate swaps	773,306
Forward foreign currency exchange rate contracts	183,760
Foreign currency translation	2,682,803
1,435,183
Net gain from investments and interest rate swaps	2,750,750
Net Increase in Net Assets Resulting from Operations	$6,875,562

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$4,124,812	$2,931,892
Net realized gain from investments and interest rate swaps	4,088,073	5,807,595
Net realized loss from foreign currency transactions and forward foreign currency exchange contracts	(2,772,506)	(8,137,303)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(1,431,380)	(1,276,822)
Net change in unrealized appreciation on foreign currency translation and forward foreign currency exchange contracts	2,866,563	6,461,658
Net increase in net assets resulting from operations	6,875,562	5,787,020

Distributions to Shareholders from:
Net investment income	(1,221,998)	—
Tax return of capital	(6,107,352)	(7,360,663)
Net decrease in net assets from distributions	(7,329,350)	(7,360,663)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 19,539 and 100,430 shares of common stock, respectively (Note 6)	(157,833)	(766,510)
Change in net assets from capital transactions	(157,833)	(766,510)
Change in net assets resulting from operations	(611,621)	(2,340,153)

Net Assets:
Beginning of year	80,606,448	82,946,601
End of year (including distributions in excess of net investment income of (3,241,747) and ($3,334,645), respectively)	$79,994,827	$80,606,448

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2017

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $92,219)	$6,509,777
Operating expenses paid	(2,148,056)
Payments received from broker for collateral on interest rate swaps	3,753,083
Purchases and sales of short-term portfolio investments, net	7,270,432
Purchases of long-term portfolio investments	(133,035,217)
Proceeds from sales of long-term portfolio investments	126,988,548
Realized losses on forward foreign currency exchange contracts closed	(373,788)
Realized losses on interest rate swap transactions	(208,485)
Increase in Payments due from broker	(708,255)
Decrease in prepaid expenses and other assets	677
Realized losses on foreign currency transactions	(2,398,718)
Net cash provided from operating activities	5,649,998
Cash flows provided from (used for) financing activities
Repurchase of common stock	(157,833)
Dividends paid to common shareholders	(7,329,350)
Decrease in payable due to custodian	(1,009,027)
Net cash used for financing activities	(8,496,210)
Effect of exchange rate on cash	(188,229)
Net decrease in cash	(3,034,441)
Cash at beginning of year	6,504,640
Cash at end of year	$3,470,199

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net increase in total net assets resulting from operations	$6,875,562
Decrease in investments	5,777,069
Net realized gain on investment transactions	(4,296,558)
Net change in unrealized appreciation/depreciation on investments	2,204,686
Net change in unrealized foreign exchange gains/losses	(2,866,563)
Decrease in interest receivable	86,951
Increase in interest payable on bank loan, senior secured notes and term loans	56,860
Net decrease in other assets	677
Decrease in payable for investments purchased	(4,461,087)
Change in interest receivable/payable for closed interest rate swaps	3,691,310
Payments made to broker for interest rate swaps	(711,533)
Decrease in payments due from broker	(708,255)
Increase in accrued expenses and other liabilities	879
Total adjustments	(1,225,564)
Net cash provided from operating activities	$5,649,998

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2017	2016		2015		2014	2013
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$9.22	$9.38		$11.49		$12.25	$13.88
Net investment income	0.47	0.33	(b)	0.39		0.47	0.54
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.32	0.33		(1.71)		(0.32)	(1.33)
Total from investment operations applicable to common shareholders	0.79	0.66		(1.32)		0.15	(0.79)
Distributions to common shareholders from:
Net investment income	(0.14)	–		(0.76)		(0.93)	(0.84)
Tax return of capital	(0.70)	(0.84)		(0.08)		–	–
Total distributions	(0.84)	(0.84)		(0.84)		(0.93)	(0.84)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–	0.02		0.05		0.02	–
Total from capital transactions	–	0.02		0.05		0.02	–
Net asset value per common share, end of year	$9.17	$9.22		$9.38		$11.49	$12.25
Market value, end of year	$8.96	$8.46		$8.11		$10.55	$11.15

Total Investment Return Based on(c):
Market value	16.74%	15.48%		(15.54%	)	2.99%	(15.00%	)
Net asset value	9.63%	8.81%	(b)	(10.30%	)	2.09%	(5.49%	)(d)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$79,995	$80,606		$82,947		$105,653	$115,209
Average net assets applicable to common shareholders (000 omitted)	$79,658	$81,601		$93,299		$110,812	$122,387
Net operating expenses, net of fee waivers	2.77%	2.47%		2.55%	(e)	2.18%	2.04%
Net operating expenses, excluding fee waivers	2.78%	2.49%		2.56%	(e)	–	–
Net operating expenses, excluding interest expense, net of fee waivers	1.98%	1.90%		2.09%	(e)	1.76%	1.68%
Net investment income	5.18%	3.59%	(b)	3.77%		3.94%	4.10%
Portfolio turnover	95%	80%		41%		59%	43%
Senior securities (loan facility) outstanding (000 omitted)	$31,500	$31,500		$31,500		$40,000	$40,000
Asset coverage ratio on revolving credit facility at year end	354%	356%		363%		364%	388%
Asset coverage per $1,000 on revolving credit facility at year end(f)	$3,540	$3,559		$3,633		$3,641	$3,880

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(e)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2017

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2017, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard

Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$55,477,657	$–	$55,477,657
Government Bonds	–	50,639,826	230,157	50,869,983
Short-Term Investment	2,150,749	–	–	2,150,749
Total Investments	$2,150,749	$106,117,483	$230,157	$108,498,389
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	–	465,651	–	465,651
Total Other Financial Instruments	$–	$465,651	$–	465,651
Total Assets	$2,150,749	$106,583,134	$230,157	108,964,040
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	–	(112,172)	–	(112,172)
Centrally Cleared Interest Rate Swap Agreements	–	(386,917)	–	(386,917)
Total Liabilities	$–	$(499,089)	$–	$(499,089)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. During the fiscal year ended October 31, 2017, there have been no transfers between levels and no significant changes to the fair valuation methodologies. There were no Level 3 investments held at the beginning of the year. Level 3 investments held during and at the end of the year in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented. The valuation technique used at October 31, 2017 was a single unadjusted broker quote. The inputs utilized by the broker to value the investment were not available.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2017, the Fund used forward contracts to hedge certain emerging market currencies.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2017, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2017:

	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2017		Year Ended October 31, 2017
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate swaps* (interest rate risk)	Variation margin receivable for centrally cleared interest rate swaps	$–	Variation margin payable for centrally cleared interest rate swaps	$386,917

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	465,651	Unrealized depreciation on forward currency exchange contracts	112,172
Total		$465,651		$499,089

Amounts listed as “–” are $0 or round to $0.

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2017 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities
Forward foreign currency (2)
Barclays Bank plc	$–	$–	$–	$–	$103	$–	$–	$103
Citibank	113	(113)	–	–	14,950	(113)	–	14,837
Goldman Sachs & Co.	48,618	(15,616)	–	33,002	15,616	(15,616)	–	–
HSBC Bank plc	156,797	(5,255)	–	151,542	5,255	(5,255)	–	–
JPMorgan Chase Bank	8,195	–	–	8,195	–	–	–	–
Royal Bank of Canada	37,928	(37,928)	–	–	64,732	(37,928)	–	26,804
Standard Chartered Bank	–	–	–	–	5,687	–	–	5,687
UBS	214,001	(5,830)	–	208,171	5,830	(5,830)	–	–
1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2.	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.

3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the fiscal year ended October 31, 2017:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(208,485)	$773,306
Forward foreign exchange contracts (foreign exchange risk)		(373,788)	183,760

Total		$(582,273)	$957,066

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2017. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2017.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	6,931,580
Sale Forward Foreign Currency Contracts	16,997,107
Interest Rate Swap Contracts	31,500,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund is comprised of separately identifiable units called Qualified Business Units (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with QBUs for U.S. federal income purposes since 1991. The home office of the Fund is designated as the United States and the QBU was Australia with functional currency of Australian dollar. During the fiscal year ended October 31, 2017, the Fund sold all the AUD denominated securities held in the Australian QBU which resulted in the liquidation of the Australian QBU and the QBU structure of the Fund.

When sold, Australian dollar denominated securities within the Australian QBU generated capital gain/loss (which were translated for U.S. federal income tax purposes into U.S. dollars based on the weighted average exchange rate for the period) but not currency gain/loss. When a New Zealand security was sold within the Australian QBU, the sale generated capital gain/loss as well as currency gain/loss from the currency exchange between the New Zealand dollar and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the pooled U.S. dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the cumulative weighted average exchange rates for the periods such gain/loss was recognized.) Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts and swap contracts because it is designated as collateral.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

k. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal year ended October 31, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager, investment adviser, investment sub-adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 and closed on August 14, 2017 (“Merger”). Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company, adviser, sub-adviser changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment management, investment advisory, investment sub-advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also has remained the same following the Merger.

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management

Agreement”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal year ended October 31, 2017, AAMAL earned $722,529 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2017, AAMI earned $138,948 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2017, the Fund incurred investor relations fees of approximately $67,993, of which AAMI waived $8,161 for investor relations services.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2017, were $117,480,244 and $111,732,650, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2017, the Fund repurchased 19,539 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2017, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the fiscal year ended October 31, 2017 and fiscal year ended October 31, 2016, the Fund repurchased 19,539 shares and 100,430 shares, respectively, through this program.

7. Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. For the fiscal year ended October 31, 2017, the balance of the loan outstanding was $31,500,000, and the average interest rate on the loan facility was 1.9670%. The average balance for the fiscal year was $31,500,000. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2017, the Fund incurred fees of approximately $34,802.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $60,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2017.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2020	2.225%	$31,500,000	$31,161,446

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. Emerging Markets Risk

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

g. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$107,489,982	$2,756,420	$(1,781,452)	$974,968

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Distributions paid from:
Ordinary Income	$1,221,998	$–
Net long-term capital gains	–	–
Tax return of capital	6,107,352	7,360,663
Total tax character of distributions	$7,329,350	$7,360,663

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2017

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	–	*
Other currency losses	(331,028)
Other temporary differences	(3,216,932	)**
Unrealized appreciation/(depreciation) – securities	1,225,808	***
Unrealized appreciation/(depreciation) – currency	(228,756	)***
Total accumulated earnings/(losses) – net	$(2,550,908)

*	During the fiscal year ended October 31, 2017, the Fund utilized capital loss carryforward in the amount of $2,979,630.

**	Included within the other temporary differences is a late year loss deferral of $2,839,239.

***	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to premium amortization, defaulted bonds, litigation reclasses, central counterparty clearing fees, swap reclasses and foreign currency gains/(losses). These reclassifications have no effect on net assets or NAV per share.

Paid-in capital in excess of par	Distributions in excess of net investment income	Accumulated net realized gain for investments and interest rate swaps	Accumulated net realized foreign exchange gain
$(4,513,947)	$(2,809,916)	$360,849	$6,963,014

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2017, other than those listed below.

On each of November 9, 2017 and December 11, 2017, the Fund announced that it will pay on November 29, 2017 and January 8, 2018, respectively, a distribution of $0.07 per share to all shareholders of record as of November 21, 2017 and December 29, 2017, respectively.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Aberdeen Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Global Income Fund, Inc. (the “Fund”), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2017

Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2017:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/25/16-1/11/17	0.245%	48.33%
1/30/17-10/27/17	0.000%	00.00%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Global Income Fund, Inc. (“FCO” or the “Fund”) held on September 13, 2017, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). Collectively, the Investment Manager, the Investment Adviser and the Sub-Adviser are referred to herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In considering whether to approve the renewal of the Fund’s Advisory Agreements, the Board reviews a variety of information provided by the Advisers relating to FCO, the Advisory Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Advisers.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, consisting solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Directors considered the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the applicable Fund by the Advisers. The Board considered, among other things, the Advisers’ investment experience. The Board received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that they receive information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors also took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the applicable Advisory Agreements.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category.

The Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of its respective Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund’s discount/premium ranking relative to its Morningstar Group. The Board took into account management’s discussion of the Fund’s performance. The Board concluded that overall performance results were satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board also considered that the compensation paid to the Investment Adviser and Sub-Adviser is paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board also considered information about the Investment Adviser’s and Investment Sub-Adviser’s fees, including the amount of the management fees retained by the Investment

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

Manager after payment of the advisory and sub-advisory fees. The Board also received information from management regarding the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board took into account management’s discussion of the Fund’s management fee structure. The Board determined that the management fee structure was reasonable. This determination was based on various factors, including that the Fund’s management fee schedule provides breakpoints at higher asset levels and how the Fund’s management fee compares relative to its Peer Group at higher asset levels.

The Directors also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
•

whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*  *  *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2019; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, from 2000 to 2014. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	26	None

Independent Directors

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2020; Director since 2005	Mr. Malone is, by profession, a solicitor of over 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as director of U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of Ultrasis plc (healthcare software services company) until October 2014.	26	None

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class III Director	Term expires 2019; Director since 1999	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc.	25	None

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Class II Director	Term expires 2018; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2018; Director since 1992	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	25	None

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Year of Birth: 1942	Class I Director	Term expires 2020; Director since 1992	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to June 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009 of Smarte Carte, Inc. (airport services) from 2007 until 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	25	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund Inc. and Aberdeen Income Credit Strategies Fund (as of December 1, 2017) have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Vice President, Head of Conduct and Compliance – Americas and Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Nicholas Bishop** Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. and Head of International Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Siddharth Dahiya** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom EC4M 9HH Year of Birth: 1981	Vice President	Since 2017	Currently, Head of Emerging Market Corporate Debt for Aberdeen Asset Managers Limited. Mr. Dahiya joined Aberdeen in 2010.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product-Americas, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently, CEO of Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief operating Officer.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lin-Jing Leong** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently, Investment Manager for Aberdeen Asset Management Asia Limited. Ms. Leong joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia.

Steve Logan Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom EC4M 9HH Year of Birth: 1968	Vice President	Since 2017	Currently, Global Head of High Yield. Mr. Logan joined Aberdeen in 2014 following the Scottish Widows Investment Partnership (“SWIP”) Acquisition. Mr. Logan joined SWIP in 2001 as an Investment Director.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income on the Fixed Income – Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009..

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 9, 2016.
**	Messrs. Akintewe, Andolina, Bishop, Cotton, Dahiya, Goodson, Hendry, Keener, Logan, McCabe and Pittard and Mses. Ferrari, Kennedy, Leong, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund Inc., and Aberdeen Income Credit Strategies Fund (as of December 1, 2017) each of which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Joseph Andolina, Vice President – Compliance

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Steven Logan, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund. The NAV is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.
In the United States, Aberdeen Asset Management is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Aberdeen Asset Management PLC. Aberdeen Capital Management LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc. “Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.
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Item 2 – Code of Ethics.

(a)	As of October 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that John T. Sheehy, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sheehy as the Audit and Valuation Committee’s financial expert. Mr. Sheehy is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2017	$72,000	$0	$7,500	$0
October 31, 2016	$71,000	$0	$7,200	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the

Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2017 and October 31, 2016, respectively KPMG billed $796,703 and $848,968 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2017, the Audit and Valuation Committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Kenneth Akintewe Senior Investment Manager	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management	Currently, Senior Investment Manager for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Lin-Jing Leong Investment Manager	Responsible for Asian fixed income	Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

Steven Logan Global Head of High Yield	Responsible for Global high yield

Currently, Head of Global High Yield. Mr.

Logan joined Aberdeen Asset Management

in April 2014. From 2001-2014 Mr. Logan

was an Investment Director (2001-2006) and

Head of European High Yield (2006-2014)

with Scottish Widows Investment

Partnership

Nick Bishop Head of Fixed Income Australia	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently Head of Asian Fixed Income, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

(a)(2)	The information in the table below is as of October 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe	Registered Investment Companies	2	$1,493.25	0	$0
	Pooled Investment Vehicles	20	$804.89	0	$0
	Other Accounts	3	$36.22	0	$0

Lin-Jing Leong	Registered Investment Companies	2	$1,493.25	0	$0
	Pooled Investment Vehicles	20	$804.89	0	$0
	Other Accounts	3	$36.22	0	$0

Steven Logan	Registered Investment Companies	1	$294.42	0	$0
	Pooled Investment Vehicles	6	$1,788.15	0	$0
	Other Accounts	4	$340.48	1	$154.30

Nick Bishop	Registered Investment Companies	2	$1,493.25	0	$0
	Pooled Investment Vehicles	27	$1,191.55	0	$0
	Other Accounts	24	$2,520.68	0	$0

Adam McCabe	Registered Investment Companies	2	$1,493.25	0	$0
	Pooled Investment Vehicles	27	$1,191.55	0	$0
	Other Accounts	24	$2,520.68	0	$0

Total assets are as of October 31, 2017 and have been translated .to U.S. dollars at a rate of £1.00 = $1.33.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2017
Kenneth Akintewe	$0
Lin-Jing Leong	$0
Steven Logan	$0
Nick Bishop	$0
Adam McCabe	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2016 through November 30, 2016	12,000	$8.14	12,000	873,232
December 1, 2016 through December 31, 2016	7,539	$7.92	7,539	865,693
January 1, 2017 through January 31, 2017	0	$0.00	0	865,693
February 1, 2017 through February 28, 2017	0	$0.00	0	865,693
March 1, 2017 through March 31, 2017	0	$0.00	0	865,693

April 1, 2017 through April 30, 2017	0	$0.00	0	865,693
May 1, 2017 through May 31, 2017	0	$0.00	0	865,693
June 1, 2017 through June 30, 2017	0	$0.00	0	865,693
July 1, 2017 through July 31, 2017	0	$0.00	0	865,693
August 1, 2017 through August 31, 2017	0	$0.00	0	865,693
September 1, 2017 through September 30, 2017	0	$0.00	0	865,693
October 1, 2017 through October 31, 2017	0	$0.00	0	865,693

Total	0	$0.00	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 8, 2018

By:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer of Aberdeen Global Income Fund, Inc.

Date: January 8, 2018

EXHIBIT LIST

12(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), and 12(c)(5) Distribution notice to stockholders

12(d) – Registrant’s Proxy Voting Policies

12(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies